Exhibit 99.1


                Certification Pursuant to 18 U.S.C Section 1350,
                    As Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Valpey-Fisher Corporation (the Company) on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ted Valpey, Jr., Chairman, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 8, 2002               By /s/ Ted Valpey, Jr.
                                    ----------------------------
                                    Ted Valpey, Jr.,
                                    Chairman of the Board, Chief
                                    Executive Officer and
                                    President